Exhibit 99.5

Dear [A&B Stakeholder],

For more than 150 years, Alexander & Baldwin has grown alongside Hawai‘i, shaped by the people, values, and communities that define our islands. Hawai‘i has always been our north star, guiding the way we’ve operated and grown.

Today, our company has entered into a definitive merger agreement in which a joint venture formed by locally-owned MW Group and funds affiliated with Blackstone Real Estate and DivcoWest will acquire all outstanding common shares of A&B. As a result of this transaction, A&B will become a private company. We believe this step strengthens our ability to achieve our long-term vision for A&B as a significant contributor to Hawai’i’s economy and its communities.

The investor group brings a balance of local insight and deep real estate experience. MW Group is Hawai‘i-grown and grounded in local values, Blackstone has a long history of responsible investment in Hawai‘i and both Blackstone and DivcoWest are respected real estate investment companies. They have expressed sincere respect for A&B’s legacy and intend to invest across our portfolio to enhance the role our properties play in daily community life.

We understand that transitions can bring mixed emotions, especially for an organization with A&B’s long history. What remains constant is our commitment to Hawai‘i. A&B will retain its name, brand, and Honolulu headquarters, and a Hawai‘i-based team will continue to guide the company with the same dedication to high-quality stewardship of our properties.

The transaction is expected to close in the first quarter of 2026, subject to customary conditions, including shareholder approval. Until then, A&B will continue operating as a public, independent company. We are committed to open communication throughout this process.

Attached is the press release with additional details. We wanted you to hear directly from us and to reaffirm our appreciation for your partnership. We look ahead with optimism, confident that this next chapter will strengthen A&B’s ability to serve Hawai‘i well for years to come.

Mahalo Nui Loa,

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the transaction, the Company will file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). The Company also may file other documents with the SEC regarding the transaction. This communication is not a substitute for the proxy statement or any other document which the Company may file with the SEC. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and shareholders may obtain free copies of the proxy statement and other documents that are filed or will be filed by the Company with the SEC (in each case when available) from the SEC’s website (www.sec.gov), or from the Company’s website (https://investors.alexanderbaldwin.com/sec-filings). Alternatively, these documents, when available, can be obtained for free upon written request to the Company at 822 Bishop Street, Honolulu, HI 96813.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 11, 2025, and any subsequent documents filed with the SEC. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the proxy statement for its 2025 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of the participants, and their respective direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the transaction when they become available. You may obtain free copies of these documents using the sources indicated above.

FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements, as defined in the U.S. federal securities laws, which involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. Words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Such forward-looking statements speak only as of the date the statements were made and are neither statements of historical fact nor guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, (i) the risk that the merger may not be completed on the anticipated terms and timing, or at all, including the risk that the required approval of the Company’s shareholders may not be obtained or that the other conditions to completion of the merger may not be satisfied, (ii) potential litigation relating to the merger that could be instituted against the Company or its directors or officers, including the effects of any outcomes related thereto, (iii) the risk that disruptions from the merger will harm the Company’s business, including current plans and operations, including during the pendency of the merger, (iv) the Company’s ability to retain and hire key personnel, (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (vi) risks related to diverting management’s attention from ongoing business operations, (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance, (viii) certain restrictions under the merger Agreement that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, (ix) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee, (xi) prevailing market conditions and other factors related to the Company’s REIT status and the Company’s business, and (xii) the risk factors discussed in Part I, Item 1A of the Company’s most recent Form 10-K under the heading “Risk Factors,” Form 10-Q and other filings with the SEC (which are available via the SEC’s website at www.sec.gov). The information in this communication should be evaluated in light of these important risk factors. We do not undertake any obligation to update or review the Company’s forward-looking statements, except as required by law, whether as a result of new information, future developments or otherwise.